UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIOGEN INC. 2022 Annual Meeting Vote by June 14, 2022 11:59 PM ET BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142 D75288-P68776 You invested in BIOGEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022. Get informed before you vote View the 2022 Notice and Proxy Statement and 2021 Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 15, 2022 9:00 a.m. Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BIIB2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors. To elect the eleven director nominees numbered 1a through 1k to serve for a one-year term extending until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 1a. Alexander J. Denner For 1b. Caroline D. Dorsa For 1c. Maria C. Freire For 1d. William A. Hawkins For 1e. William D. Jones For 1f. Jesus B. Mantas For 1g. Richard C. Mulligan For 1h. Stelios Papadopoulos For 1i. Eric K. Rowinsky For 1j. Stephen A. Sherwin For For 1k. Michel Vounatsos 2. To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. Say on Pay—To approve an advisory vote on executive compensation. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D75289-P68776